UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2005

                                  KNOBIAS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-33315               13-3968990
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                               875 Northpark Drive
                              Building 2, Suite 500
                               Ridgeland, MS 39157
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (601) 978-3399

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 15, 2005, we entered into a Securities Purchase Agreement with DCOFI Master Ltd. for the issuance of $550,000 in Senior Subordinated Secured Notes. The Senior Subordinated Secured Notes were issued in exchange for our outstanding 12% Senior Secured Notes due June 15, 2005 issued to DCOFI Master Ltd. In connection with execution of the Securities Purchase Agreement, we also issued 100,000 shares of our common stock to the investor and issued a warrant to purchase 323,530 shares of our common stock.

         The Senior Subordinated Secured Notes bear interest at 12% per annum, payable monthly, and mature on September 1, 2006. We have the option to prepay the principal, and all accrued interest, at any time prior to the date of maturity. In the event that we prepay the Senior Subordinated Secured Notes, the prepayment amount shall be 110% of the principal due, plus all accrued and unpaid interest. In the event that we do not repay the Senior Subordinated Secured Notes within two trading days of the maturity date, we are obligated to issue to the holders 100,000 shares of our common stock.

         The full principal amount of the Senior Subordinated Secured Notes, plus a default interest rate of 20%, is due upon a default under the terms of the Senior Subordinated Secured Notes. In addition, we granted the investor registration rights and a second priority lien in substantially all of our assets, which security interest is junior to that granted to the holders of our 8% Secured Convertible Notes issued November 15, 2004.

         The warrants are exercisable until five years from the date of issuance at a purchase price of $0.85 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not registered pursuant to an effective registration statement within one year from issuance. In the event the investors exercise the warrants on a cashless basis, then we will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c)      EXHIBITS.

EXHIBIT
NUMBER                                 DESCRIPTION
-------     --------------------------------------------------------------------

4.1 Securities Purchase Agreement, dated March 15, 2005, by and between Knobias, Inc. and DCOFI Master LDC.

4.2 Senior Subordinated Secured Note issued to DCOFI Master LDC, dated March 15, 2005.

4.3 Common Stock Purchase Warrant issued to DCOFI Master LDC, dated March 15, 2005.

4.4 Security Agreement, dated March 15, 2005, by and between Knobias, Inc. and DCOFI Master LDC.

4.5 Registration Rights Agreement, dated March 15, 2005, by and between Knobias, Inc. and DCOFI Master LDC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   KNOBIAS, INC.


Date: March 21, 2005                               /s/ E. KEY RAMSEY
                                                   ----------------------------
                                                   E. Key Ramsey
                                                   President